UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 1, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                      1-13754                   04-3263626
 State or other jurisdic-     (Commission File Number)       (I.R.S. Employer
 tion of incorporation)                                      Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
              (Registrant's telephone number, including area code)







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Item 7.  Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The following exhibit is furnished herewith.

         Exhibit 99.1 Press Release dated June 1, 2004, announcing second quarter catastrophe storm losses.

Item 9.  Regulation FD Disclosure

On June 1, 2004, Allmerica Financial Corporation announced that it expects to incur approximately $13 million in pre-tax catastrophe losses resulting from severe thunderstorms, hail and tornadoes, principally in Michigan from May 20 through May 27, 2004. This brings total pre-tax catastrophe losses to approximately $16 million for the quarter to date, or $0.26 per share after taxes. The press release is furnished as Exhibit 99.1 hereto.





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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Allmerica Financial Corporation
                                              Registrant

                                              By: /s/ Edward J. Parry III
                                              ---------------------------
                                              Edward J. Parry, III
                                              Chief Financial Officer,
                                              Executive Vice President,
                                              Principal Accounting Officer,
                                              and Director






Date: June 1, 2004



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



Exhibit Index

Exhibit 99.1 Press Release, dated June 1, 2004, announcing second quarter catastrophe storm losses.


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